Exhibit 99.22

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-C

KEY PERFORMANCE FACTORS
September 30, 1999



        Expected B Maturity                                         3/15/04


        Blended Coupon                                              5.5410%



        Excess Protection Level
          3 Month Average   5.96%
          September, 1999   5.86%
          August, 1999   5.97%
          July, 1999   6.06%


        Cash Yield                                  18.00%


        Investor Charge Offs                         4.60%


        Base Rate                                    7.54%


        Over 30 Day Delinquency                      4.90%


        Seller's Interest                            6.99%


        Total Payment Rate                          14.16%


        Total Principal Balance                     $45,780,732,257.76


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $3,198,912,739.27